SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



        Date of Report (Date of earliest event reported):   APRIL 9, 1998
                                                            -------------



                              EMPIRIC ENERGY, INC.

             (Exact name of registrant as specified in its charter)



             TEXAS                                      75-2455467
             -----                                      ----------
   (State or other jurisdiction of          (IRS Employer Identification No.)
    incorporation or organization)


             12750 MERIT DRIVE, SUITE 750, DALLAS, TEXAS 75251-1609

                    (Address of principal executive offices)



Registrant's telephone number, including area code:               (972) 387-4100




                8201 PRESTON ROAD, SUITE 580, DALLAS, TEXAS 75225

          (Former name or former address, if changed since last report)



ITEM  2.    ACQUISITION  OR  DISPOSITION  OF  ASSETS
----------------------------------------------------

     Pursuant to a Letter of Intent dated March 24, 1998 and a formal closing on April 9 and 10, 1998, Registrant acquired working interests in and other rights to certain assets from Skidmore Energy, Inc., and Circle B Exploration, Inc. consisting of a 46% working interest in 12 producing oil and gas properties and four recently drilled wells, leasehold acreage, (approximately 18,000 acres), technical and proprietary survey data covering the highly prolific Upper Wilcox Trend in South Texas. Registrant also acquired the right to participate in one exploration prospect in Alabama and 300 acres on another prospect in Louisiana. Registrant expects to take over operations of the Texas producing properties and future wells as they are developed. Production acquired to Empiric's interest is retroactive to April 1, 1998.

     Consideration  for  the  above  acquisition  consisted  of:

1.     992,577  shares  of  Empiric  Energy,  Inc.  Common  stock  (Rule  144),

2. $525,000 Principal amount convertible Senior Notes, 8% interest, 50% of total maturing at the end of 24 months, the balance at the end of 36 months. Convertible into Empiric Energy, Inc. Common stock at $2.50 per share,

3. $525,000 Principal amount (liquidation value) Convertible Preferred stock, non-dividend bearing, convertible into Common stock at $3.33 per share,

4. 300,000 Warrants, 3 year term to purchase Empiric Energy, Inc. Common stock @ $2.50 per share, and

5. 200,000 Warrants, 4 year term to purchase Empiric Energy, Inc. Common stock @ $3.00 per share.

     There was no cash involved in the acquisition transaction. The above consideration was determined as a result of arm's length negotiations between sellers and the Registrant. Principal factors considered in the determination of consideration offered were 1) reserves of producing properties, 2) results expected from recently drilled wells, and 3) expectation of results from future operations and completion of the current drilling program. If all of the convertible Senior Notes and the convertible preferred stock involved in the transaction were converted into Common, it would result in the issuance of an additional approximate 368,000 Common shares of Empiric Energy, Inc.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
------------------------------------------------

a)     Audited  financial  statements will be provided within 60 days.

b)     Pro  Forma  financial  statements will be provided within 60 days.
c)     Exhibits
1.     Assignments  of  oil  and  gas  leases.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMPIRIC  ENERGY,  INC.



                                   By:  /s/  Clyde  E.  Skeen
                                        -----------------------------------
                                        Clyde  E.  Skeen
                                        Secretary/Treasurer (Principal Financial
                                        and  Accounting  Officer)  and  Director

Date:    April  23,  1998

                                   EXHIBIT "A"

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  FRIO    }


     WHEREAS, CIRCLE B EXPLORATION, INC., a Louisiana Corporation, whose address is 1004 Jacquilyn, Abbeville, Louisiana 70510 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Frio County, Texas, more particularly described in said Exhibit "A"(hereinafter sometimes referred to as the "Assigned Premises").


     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, all of its right, title and interest in and to the oil and gas leases as described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

                              EMPIRIC ENERGY, INC.
                          12750 Merit Drive, Suite 750
                            Dallas, Texas 75251-1209

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED  this    9th      day of April, 1998, but effective the 1st day of
April,  1998.

WITNESS/ATTEST:                               CIRCLE B EXPLORATION, INC.

                                              /s/  Abby  Broussard
____________________________                  __________________________________

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  MEDINA  }


     WHEREAS, CIRCLE B EXPLORATION, INC., a Louisiana Corporation, whose address is 1004 Jacquilyn, Abbeville, Louisiana 70510 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Frio County, Texas, more particularly described in said Exhibit "A"(hereinafter sometimes referred to as the "Assigned Premises").


     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, all of its right, title and interest in and to the oil and gas leases as described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

                              EMPIRIC ENERGY, INC.
                          12750 Merit Drive, Suite 750
                            Dallas, Texas 75251-1209

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED this 9th of April, 1998, but effective the 1st day of April, 1998.

WITNESS/ATTEST:                               CIRCLE B EXPLORATION, INC.

                                              /s/  Abby  Broussard
____________________________                  __________________________________

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  UVALDE  }


     WHEREAS, CIRCLE B EXPLORATION, INC., a Louisiana Corporation, whose address is 1004 Jacquilyn, Abbeville, Louisiana 70510 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Uvalde County, Texas, more particularly described in said Exhibit "A"(hereinafter sometimes referred to as the "Assigned Premises").

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, all of its right, title and interest in and to the oil ad gas leases as described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

                              EMPIRIC ENERGY, INC.
                          12750 Merit Drive, Suite 750
                            Dallas, Texas 75251-1209

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED this 9th day of April, 1998, but effective the 1st day of April, 1998.

WITNESS/ATTEST:                               CIRCLE B EXPLORATION, INC.

                                              /s/  Abby  Broussard
____________________________                  __________________________________

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  ZAVALA  }


     WHEREAS, CIRCLE B EXPLORATION, INC., a Louisiana Corporation, whose address is 1004 Jacquilyn, Abbeville, Louisiana 70510 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Frio County, Texas, more particularly described in said Exhibit "A"(hereinafter sometimes referred to as the "Assigned Premises").

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, all of its right, title and interest in and to the oil and gas leases as described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

                              EMPIRIC ENERGY, INC.
                          12750 Merit Drive, Suite 750
                            Dallas, Texas 75251-1209

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED this 9th day of April, 1998, but effective the 1st day of April, 1998.

WITNESS/ATTEST:                               CIRCLE B EXPLORATION, INC.

                                              /s/  Abby  Broussard
____________________________                  __________________________________

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  FRIO    }


     WHEREAS,  SKIDMORE ENERGY, INC., a Texas Corporation, whose address is 1201
N. Brazos, Whitney, Texas 76692 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Frio County, Texas, more particularly described in said Exhibit "A" (hereinafter sometimes referred to as the "Assigned Premises").

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, an undivided interest indicated by each party's name below in and to the oil ad gas leases as described on Exhibit "A' attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

          EMPIRIC  ENERGY,  INC.                              16.25%  of  100%
          8201  Preston  Road,  Suite  580
          Dallas,  Texas  75225

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED this 4th day of April, 1998, but effective the 1st day of April, 1998.

WITNESS/ATTEST:                               SKIDMORE ENERGY, INC.

                                              /s/  Michael  H.  Gustin
____________________________                  __________________________________
                                              Michael H. Gustin, Chairman & CEO

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  MEDINA  }


     WHEREAS,  SKIDMORE ENERGY, INC., a Texas Corporation, whose address is 1201
N. Brazos, Whitney, Texas 76692 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Medina County, Texas, more particularly described in said Exhibit "A"(hereinafter sometimes referred to as the "Assigned Premises").

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, an undivided interest indicated by each party's name below in and to the oil ad gas leases as described on Exhibit "A' attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

          EMPIRIC  ENERGY,  INC.                              16.25%
          8201  Preston  Road,  Suite  580
          Dallas,  Texas  75225

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED this 4th day of April, 1998, but effective the 1st day of April, 1998.

WITNESS/ATTEST:                               SKIDMORE ENERGY, INC.

                                              /s/  Michael  H.  Gustin
____________________________                  __________________________________
                                              Michael H. Gustin, Chairman & CEO

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  UVALDE  }


     WHEREAS,  SKIDMORE ENERGY, INC., a Texas Corporation, whose address is 1201
N. Brazos, Whitney, Texas 76692 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Uvalde County, Texas, more particularly described in said Exhibit "A"(hereinafter sometimes referred to as the "Assigned Premises").

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, an undivided interest indicated by each party's name below in and to the oil ad gas leases as described on Exhibit "A' attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

          EMPIRIC  ENERGY,  INC.                              16.25%  of  100%
          8201  Preston  Road,  Suite  580
          Dallas,  Texas  75225

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED this 4th day of April, 1998, but effective the 1st day of April, 1998.

WITNESS/ATTEST:                               SKIDMORE ENERGY, INC.

                                              /s/  Michael  H.  Gustin
____________________________                  __________________________________
                                              Michael H. Gustin, Chairman & CEO

                        ASSIGNMENT OF OIL AND GAS LEASES

STATE  OF  TEXAS    }
                    }                    KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  ZAVALA  }


     WHEREAS,  SKIDMORE ENERGY, INC., a Texas Corporation, whose address is 1201
N. Brazos, Whitney, Texas 76692 (hereinafter referred to as "Assignor"), is the owner of the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar as said leases cover the lands in Zavala County, Texas, more particularly described in said Exhibit "A" (hereinafter sometimes referred to as the "Assigned Premises").

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10,00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, assign, convey, and deliver unto the parties set forth below, their successors and assigns, an undivided interest indicated by each party's name below in and to the oil ad gas leases as described on Exhibit "A' attached hereto and made a part hereof for all purposes, together with the same undivided interests in and to all of the wells, pumps, tanks, gathering lines and other personal property, fixtures and equipment located on said lands or used in connection therewith, in the proportions set forth below:

          EMPIRIC  ENERGY,  INC.                              16.25%  of  100%
          8201  Preston  Road,  Suite  580
          Dallas,  Texas  75225

     The interests assigned herein are subject to the terms, provisions, and conditions of such oil and gas leases ad, to the extent they are valid and subsisting, the terms, provisions, and conditions of the operating agreements, production sales contracts, pooling orders, pooling declaration, unit designations, assignments, and other agreement and instruments, if any, set forth in Exhibit "A" with respect thereto, or which are of record.

     EXECUTED this 4th day of April, 1998, but effective the 1st day of April, 1998.

WITNESS/ATTEST:                               SKIDMORE ENERGY, INC.

                                              /s/  Michael  H.  Gustin
____________________________                  __________________________________
                                              Michael H. Gustin, Chairman & CEO